                                                                ALAN K. CAMPBELL



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                                /s/  Alan K. Campbell
                                                          ---------------------
                                                               Alan K. Campbell

                                                               DAVRE J. DAVIDSON



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                                /s/ Davre J. Davidson
                                                          ---------------------
                                                              Davre J. Davidson

                                                                EDWARD G. JORDAN



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                                /s/  Edward G. Jordan
                                                          ---------------------
                                                               Edward G. Jordan

                                                                JAMES E. PRESTON



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                                /s/  James E. Preston
                                                          ---------------------
                                                               James E. Preston

                                                                 JOSEPH NEUBAUER



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                                /s/  Joseph Neubauer
                                                          --------------------
                                                               Joseph Neubauer

                                                            LEE F. DRISCOLL, JR.



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                             /s/ Lee F. Driscoll, Jr.
                                                       ------------------------
                                                           Lee F. Driscoll, Jr.

                                                           MITCHELL S. FROMSTEIN



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                           /s/  Mitchell S. Fromstein
                                                     --------------------------
                                                          Mitchell S. Fromstein

                                                              PHILIP L. DEFLIESE



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                               /s/ Philip L. Defliese
                                                         ----------------------
                                                             Philip L. Defliese

                                                            REYNOLD C. MACDONALD



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                             /s/ Reynold C. MacDonald
                                                       ------------------------
                                                           Reynold C. MacDonald

                                                             ROBERT J. CALLANDER



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                              /s/ Robert J. Callander
                                                        -----------------------
                                                            Robert J. Callander

                                                             RONALD R. DAVENPORT



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                              /s/ Ronald R. Davenport
                                                        -----------------------
                                                            Ronald R. Davenport

                                                                  THOMAS H. KEAN



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-8 and any amendments thereto relating to the registration of shares under the Company's 1991 Stock Ownership Program which the Company proposes to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:   February 13, 1995                                   /s/ Thomas H. Kean
                                                             ------------------
                                                                 Thomas H. Kean